FINQ FIRST U.S. Large Cap AI-Managed Equity ETF

Schedule of Investments

June 30, 2026 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Financial Services - 9.2%
Mastercard, Inc. - Class A	361	$185,409
Visa, Inc. - Class A	541	185,612
		371,021

Health Care - 4.4%
Boston Scientific Corp.(a)	4,209	179,640

Media - 42.0%(b)
Alphabet, Inc. - Class A	525	187,619
AppLovin Corp. - Class A(a)	374	192,696
Booking Holdings, Inc.	1,009	179,844
DoorDash, Inc. - Class A(a)	1,007	185,822
Meta Platforms, Inc. - Class A	1,067	601,030
Netflix, Inc.(a)	2,394	170,932
Uber Technologies, Inc.(a)	2,460	177,514
		1,695,457

Oil & Gas - 4.7%
Expand Energy Corp.	2,059	187,760

Retail & Wholesale - Discretionary - 14.8%
Amazon.com, Inc.(a)	2,509	597,995

Software & Tech Services - 9.3%
Microsoft Corp.	502	187,256
Palo Alto Networks, Inc.(a)	555	189,266
		376,522

Tech Hardware & Semiconductors - 15.5%
NVIDIA Corp.	3,121	624,481

TOTAL COMMON STOCKS (Cost $4,045,979)		4,032,876

SHORT-TERM INVESTMENTS - 0.0%(c)
Money Market Funds - 0.0%(c)	Shares	Value
First American Government Obligations Fund - Class X, 3.57%(d)	1,717	1,717

TOTAL SHORT-TERM INVESTMENTS (Cost $1,717)		1,717

TOTAL INVESTMENTS - 99.9% (Cost $4,047,696)		$4,034,593
Other Assets in Excess of Liabilities - 0.1%		3,541
TOTAL NET ASSETS - 100.0%		$4,038,134

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.
(c)	Does not round to 0.1% or (0.1)%, as applicable.
(d)	The rate shown represents the 7-day annualized effective yield as of June 30, 2026.